Munder Intermediate Bond Fund

Class A, B, C, K & Y Shares

Supplement Dated November 8, 2007

To Prospectus Dated October 31, 2007

Investors are advised that the fifth paragraph on page 1 of the Prospectus under the heading “Goal and Principal Investment Strategies-Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Fund’s average life will generally range between three and eight years.

This change corrects a typographical error and is not intended to alter the way in which the Fund is being managed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE